Exhibit 10.20

Execution Version

THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT

THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT, dated as of May 27, 2015 (this “Third Amendment”), among OLLIE’S HOLDINGS, INC., a Delaware corporation (“Ollie’s Holdings”), OLLIE’S BARGAIN OUTLET, INC., a Pennsylvania corporation (“Ollie’s” and, together with Ollie’s Holdings, the “Borrowers”), BARGAIN PARENT, INC., a Delaware corporation (“Parent”), the Lenders (as defined in the Credit Agreement referred to below) party hereto and JEFFERIES FINANCE LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Parent, the Borrowers, the Lenders, the Administrative Agent and the other parties thereto are parties to that certain Credit Agreement, dated as of September 28, 2012 (as amended, modified and/or supplemented through, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, Parent, the Borrowers, the Administrative Agent and each Lender party hereto desire to, among other things, amend the Credit Agreement to increase the aggregate principal amount of Indebtedness permitted to be outstanding under the ABL Facility and permit Ollie’s Holdings to pay the 2015 Special Dividend (as defined below) to Parent as provided herein; and

WHEREAS, concurrently with the effectiveness of this Third Amendment, Parent, the Borrowers, the Lenders party thereto and the ABL Agent intend to enter into that certain Third Amendment, Consent and Joinder to Credit Agreement (the “Third ABL Facility Amendment”) the ABL Facility to make certain changes to the ABL Facility, including to effect a Revolver Commitment Increase (as defined in the ABL Credit Agreement) in the amount of $50.0 million and to permit the payment of the 2015 Special Dividend.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I.	Amendments to Credit Agreement.

A. Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“2015 Special Dividend” shall have the meaning assigned to such term in Section 6.06(o).

“Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of May 27, 2015, among Parent, the Borrowers, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” shall mean the date on which the Third Amendment is effective pursuant to the terms thereof.

B. Section 2.12(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) At the time of the effectiveness of any Repricing Transaction that is consummated after the Third Amendment Effective Date and prior to the six month anniversary of the Third Amendment Effective Date, the Borrowers agree to pay to the Administrative Agent, for the ratable account of each Lender with Term Loans that are either repaid, converted or subjected to a pricing reduction in connection with such Repricing Transaction (including each Lender that withholds its consent to such Repricing Transaction and is replaced as a Non-Consenting Lender under Section 2.19 (but not, for the avoidance of doubt, the Replacement Lender, in its capacity as such)), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction described in clause (x) of the definition thereof, the aggregate principal amount of all Term Loans prepaid or converted in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (y) of the definition thereof, the aggregate principal amount of all Term Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Transaction. Such fees shall be earned, due and payable upon the date of the effectiveness of such Repricing Transaction.”

C. Section 6.01(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(j) Indebtedness of the Borrowers under (i) the ABL Facility in an aggregate outstanding principal (or committed) amount not to exceed $125.0 million, provided that such amount may be increased by any Incremental ABL Commitments by an amount permitted to be incurred under Section 2.22 of the ABL Facility (as in effect on the Third Amendment Effective Date) or (ii) any Replacement ABL Credit Agreement;”

D. Section 6.06 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (m) thereof, (ii) deleting the period appearing at the end of clause (n) thereof and inserting “; and” in lieu thereof and (iii) inserting the following new clause (o) at the end thereof:

“(o) on or as soon as reasonably practicable after the Third Amendment Effective Date, Ollie’s may pay a cash dividend to Ollie’s Holdings (which in turn may pay a cash dividend to Parent) in an aggregate amount not to exceed $50.0 million (the “2015 Special Dividend”).”

II.	Consent.

The Required Lenders hereby consent to the Third ABL Facility Amendment, the 2015 Revolver Commitment Increase (as defined therein) and the consent set forth therein, in each case, on the Third Amendment Effective Date for all purposes under the Credit Agreement and the other Loan Documents (including, without limitation, Section 6.09(c) of the Credit Agreement).

III.	Representations and Warranties.

In order to induce the Administrative Agent and the undersigned Lenders to enter into this Third Amendment, Parent and each Borrower hereby represent and warrant that:

A. no Default or Event of Default has occurred and is continuing on the date hereof or will have occurred and be continuing as of the Third Amendment Effective Date, both immediately before and immediately after giving effect to the Third Amendment;

B. all of the representations and warranties of each Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the date hereof and will be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the Third Amendment Effective Date, both immediately before and immediately after giving effect to the Third Amendment, as though made on and as of the Third Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

C. (x) this Third Amendment has been duly authorized by all corporate, stockholder, limited partnership or limited liability company action required to be obtained by each Loan Party, (y) this Third Amendment has been duly executed and delivered by each Loan Party and (z) this Third Amendment, and the Credit Agreement (as amended by this Third Amendment), each constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its respective terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing; and

D. the execution, delivery and performance by each Loan Party of this Third Amendment do not and will not (i) violate (A) any provision of (x) law, statute, rule or regulation applicable to such Loan Party, or (y) of the certificate or articles of incorporation or other constitutive documents or by-laws of such Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i)(A)(x), (i)(B), (i)(C) or (ii) of this paragraph, could reasonably be expected to have, individually or in the aggregate, a

Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party, other than the Liens created by the Loan Documents and Liens permitted by Section 6.02 of the Credit Agreement or where such creation or imposition of any Lien could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

IV.	Conditions Precedent.

Upon satisfaction of each of the following conditions, this Third Amendment shall be deemed effective (such date, the “Third Amendment Effective Date”):

A. Parent, each Borrower, each other Loan Party (if any), the Administrative Agent and the Required Lenders shall have signed a counterpart hereof and shall have delivered (including by way of electronic transmission) the same to the Administrative Agent, c/o White & Case LLP (e-mail address: johnpaul.igoe@whitecase.com);

B. the Administrative Agent shall have received from the Borrowers for the ratable account of each Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart of this Third Amendment as provided in the preceding clause (A) on or prior to 11:00 am (New York City time) on May 20, 2015, a fee (the “Consent Fee”) in an amount equal to 0.25% of the aggregate principal amount of all Term Loans of each such Lender outstanding on the Third Amendment Effective Date (immediately before the occurrence thereof);

C. all fees and expenses required to be paid to the Administrative Agent on the Third Amendment Effective Date (including, without limitation, reasonable legal fees and expenses required to be paid under Section 9.05 of the Credit Agreement) shall have been paid;

D. no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to this Third Amendment;

E. all of the representations and warranties of each Loan Party contained in this Third Amendment, the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Third Amendment Effective Date, both immediately before and immediately after giving effect to the Third Amendment, as though made on and as of the Third Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

F. the Third Amendment Effective Date (as defined in the Third ABL Facility Amendment) shall have occurred; and

G. the Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by a Responsible Officer of Parent or the Lead Borrower, certifying on behalf of Parent and each Borrower that the conditions in this Section IV (D) and (E) have been satisfied.

V.	Miscellaneous Provisions.

A. This Third Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document and each of the Loan Documents as modified hereby shall remain in full force and effect in accordance with their respective terms.

B. This Third Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Third Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Third Amendment.

C. THE VALIDITY OF THIS THIRD AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

D. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import and each reference to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Third Amendment Effective Date. This Third Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

OLLIE’S HOLDINGS, INC.,
as Lead Borrower

By:	/s/ John Swygert
Name:	John Swygert
Title:	Chief Financial Officer

OLLIE’S BARGAIN OUTLET, INC., as Borrower

By:	/s/ John Swygert
Name:	John Swygert
Title:	Chief Financial Officer

BARGAIN PARENT, INC., as Parent

By:	/s/ John Swygert
Name:	John Swygert
Title:	Chief Financial Officer

[Signature Page to Ollie’s Credit Agreement Third Amendment]

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement Third Amendment]

One Wall Street CLO II LTD
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Fahey
Name:	Andrew Fahey
Title:	Senior Credit Analyst

By:
Name
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

[NAME OF INSTITUTION]
ORION ALloan

By:	/s/ Andrew Fahey
	Name:	Andrew Fahey
	Title:	Analyst, Alcentra NY LLC

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Pacifica CDO VI LTD
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Fahey
Name:	Andrew Fahey
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Shackleton 2013-III CLO, Ltd.
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Fahey
Name:	Andrew Fahey
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Westwood CDO I LTD
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Fahey
Name:	Andrew Fahey
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Westwood CDO II LTD
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Fahey
Name:	Andrew Fahey
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

AMMC CLO IX, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P Meyer
Name:	David P Meyer
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

AMMC CLO XI, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

AMMC CLO XII, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

AMMC CLO XIII, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

AMMC CLO XIV, LIMITED

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Covenant Credit Partners CLO I, Ltd.

By:	/s/ Andrew Chung
	Name:	Andrew Chung
	Title:	MD

[Signature Page to Ollie’s Credit Agreement Third Amendment]

MADISON PARK FUNDING III, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

ATRIUM IX
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

ATRIUM VII
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

ATRIUM VIII
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

COPPERHILL LOAN FUND I, LLC
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

HYFI LOAN FUND
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

MADISON PARK FUNDING XIV, LTD.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

MADISON PARK FUNDING IX, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

MADISON PARK FUNDING V, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

MADISON PARK FUNDING VI, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

MADISON PARK FUNDING VIII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Madison Park Funding XII, Ltd.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

THE CITY OF NEW YORK GROUP TRUST
BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

THE EATON CORPORATION MASTER RETIREMENT TRUST
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

DENALI CAPITAL CLO VII, LTD.
BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for
DENALI CAPITAL CLO VII, LTD.

By:	/s/ Nicole Kouba
Name:	Nicole Kouba
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Spring Road CLO 2007-1, LTD.
BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for
Spring Road CLO 2007-1, LTD.

By:	/s/ Nicole Kouba
Name:	Nicole Kouba
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

FIRST COMMONWEALTH BANK

By:	/s/ Brian J. Sohocki
	Name:	Brian J. Sohocki
	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Citi Loan Funding GCPH TRS LLC,
By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name:	Cynthia Gonzalvo
Title:	Associate Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD
By: GOLUB CAPITAL LLC, as Collateral Manager

By:	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Golub Capital Partners CLO 22(B), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Golub Capital Partners CLO 24(M), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Golub Capital Partners CLO 11, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Golub Capital Partners CLO 19(B), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Golub Capital Partners CLO 10, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement Third Amendment]

21st Century Fox America, Inc. Master Trust
By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

5180 CLO LP
BY: Guggenheim Partners Investment Management, LLC
As Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Blue Cross and Blue Shield of Florida, Inc.
BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Brit Insurance (Gibraltar) PCC Limited
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

City of New York Group Trust
BY: The Comptroller of the City of New York
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

CLC Leveraged Loan Trust
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

DaVinci Reinsurance Ltd.
BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim Funds Trust - Guggenheim
Floating Rate Strategies Fund
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim Funds Trust - Guggenheim Investment Grade Bond Fund
By: Security Investors, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim Loan Master Fund, Ltd
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV
BY: Guggenheim Opportunistic U.S. Loan and Bond Fund IV, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Tahir Ajaz
Name:	Tahir Ajaz
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim Strategic Opportunities Fund
BY: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim U.S. Loan Fund II
BY: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Tahir Ajaz
Name:	Tahir Ajaz
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim U.S. Loan Fund III
BY: Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Tahir Ajaz
Name:	Tahir Ajaz
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim U.S. Loan Fund
BY: Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Tahir Ajaz
Name:	Tahir Ajaz
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series)
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim Variable Funds Trust - Series M (Macro Opportunities Series)
BY: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim Variable Funds Trust - Series E (Total Return Bond Series)
By: Security Investors, LLC, as Management Company

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Hempstead CLO LP
BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

IAM National Pension Fund
By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Indiana University Health, Inc.
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Intel Corporation Retirement Plans Master Trust
By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Mercer Field CLO LP
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

NZCG Funding 2 Limited
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

NZCG Funding Ltd
BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Renaissance Reinsurance Ltd.
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SANDS POINT FUNDING LTD.
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Swiss capital Pro Loan III Plc
BY: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Tahir Ajaz
Name:	Tahir Ajaz
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

The California Endowment
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Ziggurat CLO Ltd.
By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Zilux Senior Loan Fund
BY: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Bandera Strategic Credit Partners II, L.P.
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Guggenheim Global Bank Loans Fund, a sub-fund of Guggenheim Qualifying Investor Fund PLC
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Tahir Ajaz
Name:	Tahir Ajaz
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Kitty Hawk CLO 2015-1 LLC
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Trinh, Kaitlin
Name:	Trinh, Kaitlin
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

JFIN CLO 2007 LTD.,

By: Apex Credit Partners, as Collateral Manager

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement Third Amendment]

JFIN CLO 2012 LTD.,

By: Apex Credit Partners, as Portfolio Manager

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement Third Amendment]

JFIN CLO 2013 LTD.,

By: Apex Credit Partners, as Portfolio Manager

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement Third Amendment]

JFIN CLO 2014 LTD.,

By: Apex Credit Partners, as Portfolio Manager

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Jefferies Leveraged Credit Partners, LLC

By:	/s/ Paul J. Loomis
	Name:	Paul J. Loomis
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement Third Amendment]

JMP Credit Advisors CLO I Ltd.

By: Cratos CDO Management LLC
As Attorney-in-Fact

By: JMP Credit Advisors LLC
Its Manager

By:	/s/ Jeremy Phipps
	Name:	Jeremy Phipps
	Title:	Director

[Signature Page to Ollie’s Credit Agreement Third Amendment]

JMP Credit Advisors CLO III Ltd.

By: JMP Credit Advisors LLC,
As Attorney-in-Fact

By:	/s/ Jeremy Phipps
	Name:	Jeremy Phipps
	Title:	Director

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Kingsland III, Ltd.
BY: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Kingsland IV, Ltd.
BY: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Kingsland V, Ltd.
BY: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC. BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM IX Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC. BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM XI Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC. BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM XII Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC. BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM XIII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC. BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM XV Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC. BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM XVI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC. BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM XVII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC. BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM XVIII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC. BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ RG LOUGHREY
	Name:	RG LOUGHREY
	Title:	SVP

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Venture VI CDO Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Venture VII CDO Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Venture VIII CDO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

VENTURE XIII CLO, Limited
BY: its Investment Advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Gallatin CLO V 2013-1, Ltd As Assignee
By: MP Senior Credit Partners L.P. as its Collateral Manager

By:	/s/ Jane Lawrence
	Name:	Jane Lawrence
	Title:	Principal

[Signature Page to Ollie’s Credit Agreement Third Amendment]

GALLATIN CLO VI 2013-2, LLC
By: MP Senior Credit Partners L.P. as its Portfolio Manager

By:	/s/ Jane Lawrence
	Name:	Jane Lawrence
	Title:	Principal

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Gallatin CLO VII 2014-1, Ltd.
By: MP Senior Credit Partners as its Portfolio Manager

By:	/s/ Jane Lawrence
	Name:	Jane Lawrence
	Title:	Principal

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Hamlet II, Ltd.
BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Octagon Investment Partners XII, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Octagon Investment Partners X, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Octagon Investment Partners XI, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Octagon Investment Partners XVIII, Ltd.
By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Octagon Investment Partners XXI, Ltd.
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Octagon Investment Partners XV, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Octagon Investment Partners XIV, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Octagon Investment Partners XIX, Ltd.
By:	Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

OFSI Fund V, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager

	By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Partners Group Access 458 L.P.
Executed by its general partner, Partners Group
Management (Scots) LLP

By:	/s/ Brett McFarlane
	Name:	Brett McFarlane
	Title:	Authorised Signatory

By:	/s/ Jade Tostevin
	Name:	Jade Tostevin
	Title:	Authorised Signatory

[Signature Page to Ollie’s Credit Agreement Third Amendment]

LANDMARK IX CDO LTD
By:	Landmark Funds LLC, as Manager
[NAME OF INSTITUTION]

By:	/s/ William S. Luthans
	Name:	William S. Luthans
	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Sound Point CLO II, Ltd
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Sound Point CLO V, Ltd.
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Crown Point CLO II Ltd.

By:	/s/ John D’Angelo
Name:	John D’Angelo
Title:	Sr. Portfolio Manager

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Crown Point CLO Ltd.

By:	/s/ John D’Angelo
Name:	John D’Angelo
Title:	Sr. Portfolio Manager

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Valcour Opportunities Master Fund, Ltd.

By:	/s/ John D’Angelo
Name:	John D’Angelo
Title:	Sr. Portfolio Manager

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

BayernInvest Alternative Loan-Fonds
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Medtronic Holding Switzerland GMBH
By:	Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

NEW MEXICO STATE INVESTMENT COUNCIL
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

ING (L) Flex - Senior Loans Select
Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

ING (L) Flex - Senior Loans
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2012-3, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2012-4, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2013-1, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2013-2, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2013-3, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2014-1, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2014-2, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2014-3, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2014-4, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO 2015-1, Ltd.
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya CLO IV, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya Floating Rate Fund
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya Prime Rate Trust
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Voya Senior Income Fund
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name:	Kristopher Trocki
Title:	Vice President

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

OCEAN TRAILS CLO II
BY: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Cheryl Wasilewski
Name:	Cheryl Wasilewski
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Ocean Trails CLO IV
By: West Gate Horizons Advisors LLC, as Asset Manager

By:	/s/ Cheryl Wasilewski
Name:	Cheryl Wasilewski
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

Ocean Trails CLO V
BY: West Gate Horizons Advisors LLC, as Asset Manager

By:	/s/ Cheryl Wasilewski
Name:	Cheryl Wasilewski
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to Ollie’s Credit Agreement Third Amendment]

WhiteHorse IX, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

as a Lender

By:	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Authorized Officer

[Signature Page to Ollie’s Credit Agreement Third Amendment]

WhiteHorse VIII, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

as a Lender

By:	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Authorized Officer

[Signature Page to Ollie’s Credit Agreement Third Amendment]

WhiteHorse IV, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

as a Lender

By:	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Authorized Officer

[Signature Page to Ollie’s Credit Agreement Third Amendment]

WhiteHorse VI, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

as a Lender

By:	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Authorized Officer

[Signature Page to Ollie’s Credit Agreement Third Amendment]